Exhibit 10.1

AMENDMENT NO. 3 TO PURCHASE AND SALE AGREEMENT

This Amendment No. 3 (the “Amendment”) is made and entered into this 15th day of December, 2014 by and between Dover Motorsports, Inc. and Nashville Speedway, USA, Inc. (collectively, the “Seller”) and NeXovation, Inc. (the “Purchaser”).

WHEREAS, Seller and Purchaser entered into a Purchase and Sale Agreement dated May 28, 2014, as amended by Amendment No. 1 dated August 26, 2014 and Amendment No. 2 dated October 7, 2014 (the “Agreement”), in which the Purchaser agreed to purchase from Seller the property known as Nashville Superspeedway;

WHEREAS, unless otherwise defined herein, terms shall have the meaning ascribed to them in the Agreement;

WHEREAS, the parties agree to extend the date for Closing, subject to the terms and conditions of this Amendment No. 3 (which shall supersede Amendment No. 1 and Amendment No. 2);

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser do hereby agree as follows:

1.	Closing shall take place on or before January 26, 2015. Proration of real estate taxes shall be calculated as if closing had occurred on September 25, 2014.

2.	The Inspection Period has expired and Purchaser makes no objections under Section 5 (a) to the Agreement.

3.	$1,100,000, representing the balance of the Earnest Money, shall be released to Seller and Escrow Agent is hereby instructed to wire such funds to Seller on or before December 19, 2014. In addition, Purchaser shall wire $200,000 to Seller on or before December 19, 2014. Such payments are in consideration of this Amendment and non-refundable. If Closing occurs, all payments made under this Amendment No. 3 and previous payments under Amendment No. 1 and Amendment No. 2 (totaling $1,700,000) will be applied against the Purchase Price.

4.	Except as expressly modified above, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, Seller and Purchaser have executed this Amendment the day and year first written above.

Purchaser: NeXovation, Inc.

By:	/s/ Michael B. Kinnard
Michael B. Kinnard, EVP – General Counsel

Seller: Nashville Speedway, USA, Inc.

By:	/s/ Klaus Belohoubek
Klaus Belohoubek,
Senior Vice President – General Counsel

Seller: Dover Motorsports, Inc.

By:	/s/ Klaus Belohoubek
Klaus Belohoubek,
Senior Vice President – General Counsel